Supplement dated May 12, 1997 to GIT Income Trust
Prospectus and Statement of Additional Information dated
July 31, 1996

On May 12, 1997, the GIT Investment Funds family of mutual funds changed its name to Mosaic Funds. Accordingly, GIT Income Trust was renamed Mosaic Income Trust, the
Government Portfolio was renamed Mosaic Government Fund and the Maximum Income Portfolio was renamed Mosaic High Yield
Fund.